UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  November 15, 2007

Aspyra, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	0-12551	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26115-A Mureau Road
Calabasas, CA 91302

(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on November 15, 2007 by Aspyra, Inc., a California corporation (the “Company”) to report the retirement of Steven M. Besbeck as the Company’s President and Chief Executive Officer. This Amendment No. 1 is being filed to report the subsequent execution on December 20, 2007 of a Separation Agreement and General Release between Mr. Besbeck and the Company.

Item 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 15, 2007, Aspyra, Inc., a California corporation (the “Company”), announced the retirement of Steven M. Besbeck as the Company’s President and Chief Executive Officer, which will be effective as of November 30, 2007. Mr. Besbeck will remain a member of the Company’s Board of Directors.

The Company plans to conduct a search for a replacement to serve as the Company’s Chief Executive Officer. In the interim, James R. Helms, the Company’s Chief Operations Officer since October 1982, will perform the functions of the Company’s principal executive officer, for purposes of Rule 13a-14(a) and Rule 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended. No plan, contract or arrangement was entered into or amended between Mr. Helms and the Company pursuant to such appointment. Mr. Helms’ compensation from the Company and the contracts, plans and arrangements with the Company to which he is a party or in which he participates are described in the Company’s proxy statement for its 2007 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 30, 2007.

A copy of the Company’s press release announcing Mr. Besbeck’s retirement as an executive officer of the Company is filed with this report as Exhibit 99.1 and is hereby incorporated by reference.

On December 20, 2007, the Company and Mr. Besbeck entered into a Separation Agreement and General Release pursuant to which (i) Mr. Besbeck shall receive severance equal to one year of his base salary in effect as of November 30, 2007, to be paid in equal bi-weekly installments over eighteen months; (ii) the Company shall pay COBRA benefits to Mr. Besbeck for up to eighteen months; (iii) the Company shall accelerate the vesting of options exercisable for 35,000 of the Company’s Common Stock previously granted to Mr. Besbeck pursuant to the Company’s 2005 Stock Incentive Plan; and (iv) the Company and Mr. Besbeck will release each other from all claims arising from Mr. Besbeck’s employment with the Company, subject to certain exceptions.  A copy of the Separation Agreement and General Release is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and General Release dated as of December 20, 2007 by and between Aspyra, Inc. and Steven M. Besbeck.

99.1

Press Release dated November 15, 2007, issued by Aspyra, Inc. (previously filed as Exhibit 99.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2007 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2007	Aspyra, Inc.

/s/ Anahita Villafane
Anahita Villafane
Chief Financial Officer and Secretary